COLUMBIA FUNDS SERIES TRUST

Columbia California Intermediate Municipal Bond Fund

(the “Fund”)

Supplement dated December 30, 2009 to the Prospectuses and

Statement of Additional Information (the “SAI”), each dated August 1, 2009

Effective January 1, 2010, the Fund will add the Barclays Capital California 3-15 Year Blend Municipal Bond Index as a secondary benchmark. Accordingly, as of January 1, 2010, the Fund’s Prospectuses and SAI are hereby revised and supplemented as follows:

1)	In the Prospectuses, the “FUNDimensions” information table is amended to add the Barclays Capital California 3-15 Year Blend Municipal Bond Index.

2)	In the Prospectuses, the second paragraph under the heading “Average Annual Total Return as of December 31, 2008,” in the section entitled “Performance Information,” is deleted and replaced in its entirety as follows:

The table compares the Fund’s returns for each period with those of the Barclays Capital 3-15 Year Blend Municipal Bond Index, which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding and rated investment grade by at least two rating agencies, and the Barclays Capital California 3-15 Year Blend Municipal Bond Index, which tracks investment grade bonds issued from the state of California and its municipalities. Prior to September 2, 2008, the Fund’s returns were compared to the Barclays Capital Municipal Quality Intermediate Index, which is an index of tax-free bonds with a minimum quality rating of A3 or better from Moody’s Investors Service, Inc. and having a maturity range between two and eleven years. The Fund changed its benchmark effective September 2, 2008 because the Advisor believes that the Barclays Capital 3-15 Year Blend Municipal Bond Index more closely reflects the Fund’s weighted average maturity, duration and quality than the previous benchmark of the Fund. Prior to January 1, 2010, the Barclays Capital 3-15 Year Blend Municipal Bond Index was the Fund’s sole benchmark. The Fund added the Barclays Capital California 3-15 Year Blend Municipal Bond Index as a secondary index effective January 1, 2010 because the Advisor believes that the Barclays Capital California 3-15 Year Blend Municipal Bond Index provides a reasonable view of the available municipal investment opportunities in California and therefore provides an additional useful performance comparison. The Fund’s average annual returns for the one-year, five-year and life-of-fund periods are shown compared to the Barclays Capital 3-15 Year Blend Municipal Bond Index and the Barclays Capital California 3-15 Year Blend Municipal Bond Index, as well as the Fund’s previous benchmark, the Barclays Capital Municipal Quality Intermediate Index. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

3)	In the Prospectuses, the following line is added to the table under the heading “Average Annual Total Return as of December 31, 2008,” in the section entitled “Performance Information”:

	1 year	5 years	Life of Fund
Barclays Capital California 3-15 Year Blend Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.62%	3.43%	3.66	%(b)

(b)	The return for the index shown is from August 31, 2002.

4)	In the SAI, the table under the heading “Performance Benchmarks”, in the sub-section entitled “The Advisor and Investment Advisory Services,” within the section entitled “Investment Advisory and Other Services,” is amended to refer only to Barclays Capital California 3-15 Year Blend Municipal Bond Index as the primary benchmark for Maureen G. Newman’s management of the Fund.

Shareholders should retain this Supplement for future reference.

INT-47/30112-1209